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                                                                 Exhibit 10.7

                                   ESCROW AGREEMENT


                                        January 31, 1997

Law Offices of Brian W Pusch,
   as Escrow Agent
Penthouse Suite
29 West 57th Street
New York, New York  10019

Attention:  Brian W. Pusch, Esq.

Dear Sir or Madam:

         As Escrow Agent for both Graphix Zone, Inc., a Delaware corporation (the "Company"), and the holder of shares (the "Series A Preferred Shares") of Series A Convertible Preferred Stock, $.01 par value, (the "Buyer") who has executed this Agreement, the Escrow Agent is hereby authorized and directed to hold the documents delivered to the Escrow Agent pursuant to the terms of this Agreement, in accordance with the instructions set forth herein. This Agreement also sets forth certain agreements between the Company and the Buyer.

         1. ESCROW DEPOSIT. (a) Contemporaneously with the execution and delivery of this Agreement, the Company and the Buyer have executed, but not delivered to one another, an Exchange Agreement in the form attached hereto as ANNEX I (the "Exchange Agreement"). The Company and the Buyer have delivered one or more counterparts of the Exchange Agreement to the Escrow Agent.

         (b) In order to permit the exchange contemplated by the Exchange Agreement to occur without further act on the part of the Company, the Company has delivered to the Escrow Agent the following:

         (1) One or more undated certificates for shares of Series B Convertible Preferred Stock, $.01 par value (the "Series B Preferred Stock"), of the Company, registered in the name of the Buyer and duly signed on behalf of the Company in the aggregate for the number of shares of Series B Preferred Stock shown on EXHIBIT A hereto;

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         (2)  A duly authorized and executed Certificate of Designations of
    Series B Convertible Preferred Stock of the Company in the form attached hereto as ANNEX II (the "Certificate of Designations");

         (3) A duly authorized and executed Common Stock Purchase Warrant, Class B of the Company in the form attached hereto as ANNEX III (the "New Warrants");

         (4) The Registration Rights Agreement in the form attached hereto as ANNEX IV (the "Registration Rights Agreement"), duly executed on behalf of the Company; and

         (5) An opinion of Snell & Wilmer, L.L.P., addressed to the Buyer and dated the date hereof, in the form attached hereto as ANNEX V (the "Opinion").

         (c) In order to permit the exchange contemplated by the Exchange Agreement, the Buyer shall deliver to the Escrow Agent prior to a release to the Buyer under Section 2(b)(3), the following:

         (1)  the certificates for the Series A Preferred Shares; and

         (2) the certificate for the number of Common Stock Purchase Warrants shown on EXHIBIT A hereto (the "Warrants").


         2. ESCROW EXCHANGE. (a) If an Escrow Exchange Release Event (as defined in Section 2(c) below) occurs, the Buyer shall have the right at any time thereafter to give an Escrow Exchange Instruction in the form attached hereto as ANNEX VI (an "Escrow Exchange Instruction") to the Escrow Agent.

         (b)  Upon receipt of an Escrow Exchange Instruction,

         (1) the Exchange Agreement shall be automatically released from the escrow created by this Agreement;

         (2) as promptly as possible after receipt of such Escrow Exchange Instruction, the Escrow Agent shall submit, or cause to be submitted, the Certificate of Designations to the Secretary of State of the State of Delaware;


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         (3)  as promptly as possible after the Escrow Agent receives confirmation of filing of the Certificate of Designations with the Secretary of State of the State of Delaware, the Escrow Agent shall

         (A) insert the date of such filing of the Certificate of Designations in the certificates for the Series B Preferred Stock held by the Escrow Agent;

         (B)  release to the Buyer the following:

         (i)  the certificates for the Series B Preferred Stock;

        (ii)  the certificate for the New Warrants; and

       (iii)  the Opinion;

         (C) release to the Company the certificates for the Series A Preferred Shares and the Warrants; and

         (D) notify U.S. Stock Transfer Corporation, as Transfer Agent (the "Transfer Agent") at 1745 Gardena Avenue, Glendale, California 91204-2991, in writing of the release of the certificates for the shares of Series B Preferred Stock and the New Warrants and furnish photostatic copies thereof to the Transfer Agent

         (c) As used in this Agreement, the term Escrow Exchange Release Event means any one or more of the following:

         (1) the Company shall have failed to file with the Securities and Exchange Commission on or before the close of business on the date which is six Business Days after the date of this Agreement a Registration Statement which meets the requirements of the Registration Rights Agreement, dated as of January 31, 1996, by and between the Company and the Buyer (the "Registration Rights Agreement");

         (2) the Company shall fail to comply in any material respect with its obligations under the Registration Rights Agreement;

         (3) the Registration Statement contemplated by Section 2(a) of the Registration Rights Agreement and meeting the


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    requirements of the Registration Rights Agreement shall not have been ordered effective by the SEC on or before the date which is 79 days after the date of this Agreement; or

         (4) the Company shall have failed to submit to the SEC an acceleration request relating to the Registration Statement within five days after it learned (or should have learned, in the exercise of its best efforts obligation under Section 3(a) of the Registration Rights Agreement) that the staff of the SEC would not review the Registration Statement or had completed its review and had no further comments on the Registration Statement.

         As used in this Agreement, the term Business Day means a day on which the New York Stock Exchange, Inc. is open for trading securities.

         2.   CERTAIN AGREEMENTS OF THE COMPANY AND THE BUYER.

         (a) AUTHORIZATION FOR TRADING. On or before the date which is six Business Days after the date of this Agreement, the Company shall file a Nasdaq SmallCap Market Notification Form for Listing of Additional Shares for the shares (the "Common Shares") of Common Stock, $.01 par value, of the Company issuable upon conversion of the Series B Preferred Shares and the New Warrants with Nasdaq and shall provide evidence of such filing to the Buyer unless the Company shall, prior to the Closing Date, have obtained written confirmation by the Nasdaq SmallCap Market that no such filing is required by reason of the filing of such a form for the shares of Common Stock issuable upon conversion of the Series A Preferred Shares and the Warrants and shall have furnished a copy thereof to the Buyer prior to such sixth Business Day.

         (b) BLUE SKY LAWS. On or before the date which is six Business Days after the date of this Agreement, the Company shall take such action as shall be necessary to qualify, or to obtain an exemption for, the Series B Preferred Shares and the New Warrants for sale to the Buyer pursuant to the Exchange Agreement and the Common Shares for issuance to the Buyer on conversion of the Series B Preferred Shares and on exercise of the New Warrants under such of the securities or "blue sky" laws of jurisdictions in the United States as shall be applicable to the sale of the Series B Preferred Shares and New Warrants to the Buyer pursuant to this Agreement and the issuance of the Common Shares to the


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Buyer on conversion of the Series B Preferred Shares and exercise of the New
Warrants. The Company shall furnish copies of all filings, applications, orders and grants or confirmations of exemptions relating to such securities or "blue sky" laws to the Buyer on or prior to such sixth Business Day.

         (c) CERTAIN EXPENSES. Whether or not any release to the Buyer from escrow occurs, the Company shall pay or reimburse the Buyer for all reasonable legal fees and expenses of counsel for the preparation and negotiation of, and closing under, this Agreement (but not to exceed $30,000 in the aggregate for this Agreement and all other similar agreements with holders of shares of Series A Preferred Stock and the agreements for issuance of additional shares of Series A Preferred Stock). The obligations of the Company under the provisions of this
Section 2(c) shall be in addition to the obligation of the Company for expenses under the Registration Rights Agreement.

         (d) CERTAIN FUTURE FINANCINGS. The Company has not and shall not issue any equity securities or securities convertible into, exchangeable for or otherwise entitling the holder to acquire, any equity securities of the Company (the "New Equity Securities") (i) from the date of this Agreement to the date which is 120 days after the date of this Agreement without the prior written consent of the Buyer and (ii) for a period of one year on or after the date which is 120 days after the date of this Agreement, without giving the Buyer the first right to acquire the New Equity Securities on substantially the same terms on which the New Equity Securities are to be offered to other investors; PROVIDED, HOWEVER, that nothing in this paragraph shall prohibit the Company from issuing securities (x) as part of a transaction involving a strategic alliance, collaboration, joint venture or partnership arrangement of the Company, (y) pursuant to compensation plans for employees, directors, officers, advisers or consultants of the Company or (z) upon exercise of conversion, exchange, purchase or similar rights issued, granted or given by the Company and outstanding as of the date of this Agreement. The Buyer hereby consents, for purposes of this Agreement and the Subscription Agreement pursuant to which the Buyer purchased the Series A Preferred Shares (the "Existing Subscription Agreement"), to the issuance by the Company of (i) up to 600 shares of Series A Convertible Preferred Stock, $.01 par value, and related warrants, to Pangaea Fund Limited for a cash purchase price of $1,000 per share (and related warrants) and (ii) to the issuance to persons who are


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assisting the Company in arranging debt financing of warrants to purchase up to
500,000 shares of Common Stock at a premium to market price.

         (e) TRANSFER AGENT. The Company shall enter into an agreement among the Company, the Buyer and the Transfer Agent in the form attached hereto as ANNEX VII contemporaneously with the execution and delivery of this Agreement.

         3. AMENDMENT. The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, the Buyer and the Escrow Agent.

         4. ESCROW AGENT RESPONSIBILITIES. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall have no liability as to the truth or accuracy of the statements made in any notice or other instrument received by it and shall be under no duty to determine the truth or accuracy of any such statement. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as Escrow Agent while acting in good faith, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith. In no event shall the Escrow Agent incur any liability or be held responsible, if any certificate for securities or other documents, once released from escrow hereunder, shall become lost, stolen, destroyed, mutilated or misplaced while in transit to any person, provided the Escrow Agent shall have dispatched the same by a means customarily used by the Escrow Agent.

         5. JUDICIAL ORDERS. The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person, firm or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set


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aside, vacated or found to have been entered without jurisdiction.

         6. PERSONS ACTING. The Escrow Agent shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

         7. STATUTES OF LIMITATIONS. The Escrow Agent shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to this Agreement or any documents or Escrow Funds deposited with or held by the Escrow Agent.

         8. LEGAL COUNSEL. The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Escrow Agent has acted as legal counsel for Tanner, Unman Securities Incorporated and Pangaea Fund Limited in connection with the transactions contemplated by this Agreement and may continue to act as legal counsel for such persons notwithstanding its duties as Escrow Agent hereunder.

         9. RESIGNATION. The Escrow Agent's responsibilities as Escrow Agent hereunder shall terminate if the Escrow Agent shall resign by written notice to the Company and the Buyer. In the event of any such resignation, the Buyer shall appoint a successor Escrow Agent.

         10. FURTHER ASSURANCES. If the Escrow Agent reasonably requires other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

         11. DISPUTES. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed, in its sole discretion (a) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents until such disputes shall have been settled either by mutual


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written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (b) at any time, to deposit the documents with any court of competent jurisdiction in the state of New York, in which event the Escrow Agent shall give notice thereof to the Buyer and the Company and shall thereupon be relieved and discharged from all further obligations hereunder.

         12. INDEMNITY, ETC. The Company agrees to pay, indemnify and hold harmless the Escrow Agent from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Escrow Agent.

         13. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery or transmission by telephone line facsimile transmission or three business days after deposit in the United States Postal Service, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

COMPANY: At the address set forth in the introductory paragraph of the Agreement

    Attention:  President

    Facsimile No. (714) 833-3990

BUYER:   At the address set forth in the Agreement

    Facsimile No. (914) 533-2222

ESCROW AGENT: At the address shown on the first page hereof

    Facsimile No. (212) 980-7055


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         14.  ESCROW AGENT PARTY.  By signing this Agreement, the Escrow Agent does not become a party to the Exchange Agreement. The Escrow Agent is not responsible or liable to any person for the representations, warranties, covenants, agreements or performance of the Company or the Buyer under this Agreement or otherwise.

         15. SUCCESSORS, ASSIGNS; GOVERNING LAW. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns and shall be governed by the laws of the State of New York.



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         Capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided in the Agreement.

                   Very truly yours,

                   GRAPHIX ZONE, INC.



                                  By__________________________________________
                                    Name:
                                    Title:

                                  NAME OF BUYER:



                                  ____________________________________________
                                       (print company name)

                                  By__________________________________________
                                            (signature)
                                    Title:

ACCEPTED BY ESCROW AGENT:



_____________________________
Brian W. Pusch, as Escrow
   Agent



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